UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 7, 2013

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company today issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the third quarter ended September 30, 2013.

ITEM 7.01 REGULATION FD DISCLOSURE

The Company will hold a conference call today regarding its results of operations for the third quarter ended September 30, 2013. Materials to be discussed in the conference call are attached as Exhibit 99.2 hereto.

The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

FORWARD-LOOKING STATEMENTS: Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the federal securities laws.   Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding future sales and contracting activity and projected fuel escalators.  These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following:  our cash flows, results of operation or financial condition; the ability to consummate financing transactions, including transactions to increase liquidity, or acquisition, or disposition transactions, and the effect thereof on our business; governmental policies, regulatory actions and court decisions affecting the coal industry or our customers’ coal usage; legal and administrative proceedings, settlements, investigations and claims; our ability to obtain and renew permits necessary for our existing and planned operation in a timely manner; environmental concerns related to coal mining and combustion and the cost and perceived benefits of alternative sources of energy; inherent risks of coal mining beyond our control, including weather and geologic conditions or catastrophic weather-related damage; our production capabilities; availability of transportation; our ability to timely obtain necessary supplies and equipment; market demand for coal, electricity and steel; competition, including competition from alternative sources such as natural gas; our relationships with, and other conditions affecting, our customers; employee workforce factors; our assumptions concerning economically recoverable coal reserve estimates; future economic or capital market conditions; our plans and objectives for future operations and expansion or consolidation; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC). Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 7, 2013 for the third quarter ended September 30, 2013 earnings
99.2	Discussion materials for November 7, 2013 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY
(Registrant)

By:	/s/ Samuel M. Hopkins II
Samuel M. Hopkins II Vice President and Chief Accounting Officer

Date: November 7, 2013